United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-2782

(Investment Company Act File Number)

Federated High Income Bond Fund, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 03/31/20

Date of Reporting Period: 03/31/20

Item 1.	Reports to Stockholders

Annual Shareholder Report
March 31, 2020
Share Class | Ticker	A | FHIIX	B | FHBBX	C | FHICX
	Institutional | FHISX	R6 | FHBRX

Federated High Income Bond Fund, Inc.
Fund Established 1977

IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated High Income Bond Fund, Inc.
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from April 1, 2019 through March 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the uncertainty ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated High Income Bond Fund, Inc. (the “Fund”), based on net asset value for the 12-month reporting period ended March 31, 2020, was -6.52% for the Class A Shares, -7.32% for the Class B Shares, -7.30% for the Class C Shares, -6.15% for the Institutional Shares and -6.27% for the R6 Shares. The total return of the Fund's Institutional Shares consisted of 5.11% of current income and -11.26% of depreciation in the net asset value of the Fund's shares. The total return of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI),1 the Fund's broad-based securities market index, was -6.94% during the same period. The Fund's peer group average, the Lipper High Yield Funds Average (LHYFA),2 returned -7.48% during the period. The Fund's and LHYFA's total returns during the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BBHY2%ICI.
During the reporting period, the most significant factors affecting the Fund's performance relative to the BBHY2%ICI were industry sector allocation and security selection.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
The high-yield market3 generated attractive returns through the end of 2019. However, returns for high-yield securities turned substantially negative in the first calendar quarter of 2020. For example, the BBHY2%ICI returned -12.68% in the first quarter of 2020, reducing returns for the total reporting period to -6.94%, substantially underperforming the Bloomberg Barclays U.S. Aggregate Bond Index,4 a measure of high-quality bond performance,5 which returned 8.93% for the reporting period. Most of the period was characterized by solid economic growth driven by high employment levels and strong consumer confidence. However, two main factors caused the substantial negative performance of the high-yield market in early 2020. First was the growing impact of the coronavirus pandemic. The negative impact of the virus, both in terms of loss of life and economic impact, became increasingly clear as the period came to an end. As of the end of the reporting period, the most likely outcome is a sharp fall off of global economic growth in the second quarter with residual effects for the balance of 2020. Second, the dramatic decline in oil prices negatively impacted the high-yield market. This decline was both the result of the slowdown in economic growth which slashed the demand for oil and the increase in supply as a result of OPEC and Russia being unable to agree on further supply cuts. The impact of these factors can be seen in the yield spread between the Credit Suisse High Yield Bond Index6 and Treasury
Annual Shareholder Report

securities with comparable maturities which started the period at 449 basis points (bps), bottomed at 388 bps on January 17, 2020, rose sharply and peaked at 1,417 bps on March 23rd before declining to finish the period at 1,038 bps.
Within the high-yield market, major industry sectors that substantially outperformed the BBHY2%ICI included: Wireless Telecommunications, Food & Beverage, Packaging, Banking and Technology. Major industry sectors that substantially underperformed the overall BBHY2%ICI included: Oil Field Services, Independent Energy, Midstream, Services and Gaming. From a credit-quality perspective, the “BB”-rated sector led the way with a return of -3.19% during the reporting period, followed by the “B”-rated sector with a return of -6.81%. The lower quality “CCC”-rated sector was the weakest performing sector with a -18.80% total return during the reporting period.
Allocation among industry sectors
The Fund was positively affected, relative to the BBHY2%ICI, by its allocation among industry sectors for the reporting period. The Fund benefited from its overweight position in the strong-performing Cable & Satellite, Property & Casualty and Packaging sectors and by its underweight position in the poor-performing Oil Field Service sector. Given the overall negative returns for the reporting period, the Fund also benefited, on a relative basis, from its cash position. The Fund was negatively impacted by its underweight position in the strong-performing Wireline, Banking, and Home Construction sectors and by its overweight position in the underperforming Midstream sector.
SECURITY SELECTION OF HIGH-YIELD BONDs
The Fund was negatively affected, relative to the BBHY2%ICI, by security selection for the reporting period. The Fund's holdings in the Retail, Independent Energy, Healthcare, Pharmaceutical and Media & Entertainment sectors underperformed in the reporting period. Specific Fund holdings that substantially underperformed the BBHY2%ICI included: Summit Midstream, Party City, Mallinckrodt, Callon Petroleum and Team Holdings. The Fund benefited from strong security selection in the Oil Field Services, Property & Casualty, Cable & Satellite, Technology, Aerospace & Defense, Metals & Mining, Electric Utility, Leisure and Restaurant industry sectors. Specific Fund holdings that substantially outperformed the BBHY2%ICI included: Hub International, Jaguar Holdings, Flex Acquisition, Star Merger and Berry Packaging.
Annual Shareholder Report

1	Please see the footnotes to the line graphs below for definitions of, and further information about, the BBHY2%ICI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the LHYFA.
3	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
4	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.*
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	The Credit Suisse High Yield Bond Index serves as a benchmark to evaluate the performance of low-quality bonds. Low-quality is defined as those bonds in the range from “BB” to “CCC” and defaults.*
*	The index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated High Income Bond Fund, Inc. from March 31, 2010 to March 31, 2020, compared to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI)2 and the Lipper High Yield Funds Average (LHYFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of March 31, 2020
■	Total returns shown for Class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 3/31/2020
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-10.75%	1.33%	4.57%
Class B Shares	-12.19%	1.09%	4.42%
Class C Shares	-8.18%	1.44%	4.25%
Institutional Shares[4]	-6.15%	2.43%	5.14%
R6 Shares[4]	-6.27%	2.42%	5.14%
BBHY2%ICI	-6.94%	2.78%	5.64%
LHYFA	-7.48%	1.76%	4.58%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BBHY2%ICI and the LHYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BBHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

3	Lipper figures represent the average of the total returns reported by all funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. The Lipper figures in the Growth of $10,000 line graph are based on historical return information published by Lipper and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Lipper as falling into the category can change over time, the Lipper figures in the line graph may not match the Lipper figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's Institutional Shares and R6 Shares commenced operations on January 27, 2017. For the period prior to the commencement of operations of the Institutional Shares and R6 Shares, the performance information shown is for Class A Shares adjusted to reflect the expenses of Institutional Shares and R6 Shares for each year for which the Fund's Institutional Shares' and R6 Shares' expenses would have exceeded the actual expenses paid by the Fund's Class A Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At March 31, 2020, the Fund's index composition1 was as follows:
Index Classification	Percentage of Total Net Assets
Healthcare	9.2%
Cable Satellite	8.9%
Technology	7.9%
Media Entertainment	6.6%
Packaging	6.6%
Midstream	6.0%
Insurance—P&C	4.5%
Pharmaceuticals	4.0%
Wireless Communications	3.6%
Other[2]	37.2%
Cash Equivalents[3]	3.8%
Other Assets and Liabilities—Net[4]	1.7%
TOTAL	100.0%
1	Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI). Individual portfolio securities that are not included in the BBHY2%ICI are assigned to an index classification by the Fund's Adviser.
2	For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
March 31, 2020
Principal Amount or Shares		Value
	CORPORATE BONDS—94.4%
	Aerospace/Defense—1.6%
$1,800,000	TransDigm, Inc., Sec. Fac. Bond, 144A, 6.250%, 3/15/2026	$1,801,119
2,475,000	TransDigm, Inc., Sr. Sub. Deb., 144A, 5.500%, 11/15/2027	2,235,049
725,000	TransDigm, Inc., Sr. Sub. Note, 6.375%, 6/15/2026	698,211
400,000	TransDigm, Inc., Sr. Sub. Note, 6.500%, 5/15/2025	382,502
1,975,000	TransDigm, Inc., Sr. Sub. Note, 6.500%, 7/15/2024	1,892,850
400,000	TransDigm, Inc., Sr. Sub., 6.875%, 5/15/2026	375,417
900,000	TransDigm, Inc., Sr. Sub., Series WI, 7.500%, 3/15/2027	872,325
	TOTAL	8,257,473
	Automotive—3.2%
2,200,000	Adient Global Holdings Ltd., Sr. Unsecd. Note, 144A, 4.875%, 8/15/2026	1,523,335
200,000	Adient US LLC, 144A, 7.000%, 5/15/2026	186,124
225,000	American Axle & Manufacturing, Inc., Sr. Unsecd. Note, 6.250%, 3/15/2026	175,172
2,100,000	American Axle & Manufacturing, Inc., Sr. Unsecd. Note, Series WI, 6.500%, 4/1/2027	1,635,533
1,975,000	Dana Financing Lux Sarl, 144A, 6.500%, 6/1/2026	1,755,183
775,000	Dana Financing Lux Sarl, Sr. Unsecd. Note, 144A, 5.750%, 4/15/2025	681,027
250,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.096%, 5/4/2023	222,500
375,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.336%, 3/18/2021	360,000
1,150,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 5.113%, 5/3/2029	986,125
550,000	Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 4.875%, 3/15/2027	507,678
1,125,000	Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 5.000%, 5/31/2026	1,044,056
125,000	Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 5.125%, 11/15/2023	119,098
725,000	IHO Verwaltungs GmbH, Sec. Fac. Bond, 144A, 6.000%, 5/15/2027	513,693
625,000	IHO Verwaltungs GmbH, Sec. Fac. Bond, 144A, 6.375%, 5/15/2029	483,464
1,525,000	J.B. Poindexter & Co., Inc., Sr. Unsecd. Note, 144A, 7.125%, 4/15/2026	1,424,285
4,225,000	Panther BF Aggregator 2 LP, Sr. Unsecd. Note, 144A, 8.500%, 5/15/2027	3,709,339
2,175,000	Schaeffler Verwaltung Zw, 144A, 4.750%, 9/15/2026	1,711,654
	TOTAL	17,038,266
	Banking—0.2%
900,000	Ally Financial, Inc., Sr. Sub. Note, 5.750%, 11/20/2025	887,130
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Building Materials—2.3%
$525,000	American Builders & Contractors Supply Co., Inc., 144A, 4.000%, 1/15/2028	$480,664
2,775,000	American Builders & Contractors Supply Co., Inc., Sr. Unsecd. Note, 144A, 5.875%, 5/15/2026	2,658,589
1,425,000	Building Materials Corp. of America, Sr. Unsecd. Note, 144A, 6.000%, 10/15/2025	1,411,135
2,550,000	CD&R Waterworks Merger Subsidiary LLC, Sr. Unsecd. Note, 144A, 6.125%, 8/15/2025	2,390,548
500,000	Masonite International Corp., Sr. Unsecd. Note, 144A, 5.750%, 9/15/2026	494,271
2,300,000	Pisces Midco, Inc., Sec. Fac. Bond, 144A, 8.000%, 4/15/2026	1,995,423
2,850,000	Standard Industries, Inc., Sr. Unsecd. Note, 144A, 5.000%, 2/15/2027	2,613,357
	TOTAL	12,043,987
	Cable Satellite—8.9%
425,000	CCO Holdings LLC/Cap Corp., 144A, 5.375%, 5/1/2025	438,368
1,700,000	CCO Holdings LLC/Cap Corp., 144A, 5.750%, 2/15/2026	1,727,115
975,000	CCO Holdings LLC/Cap Corp., Sr. Sub. Secd. Note, 144A, 5.500%, 5/1/2026	994,078
2,650,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 4.500%, 8/15/2030	2,611,906
1,800,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 4.750%, 3/1/2030	1,805,490
1,700,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.000%, 2/1/2028	1,716,252
1,550,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.125%, 5/1/2027	1,568,631
625,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.375%, 6/1/2029	645,719
150,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.875%, 4/1/2024	154,313
1,175,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.875%, 5/1/2027	1,218,296
600,000	CSC Holdings LLC, 144A, 5.375%, 7/15/2023	609,753
525,000	CSC Holdings LLC, 144A, 5.500%, 5/15/2026	546,692
1,600,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 5.750%, 1/15/2030	1,619,536
825,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 6.500%, 2/1/2029	894,395
1,075,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 6.625%, 10/15/2025	1,138,189
875,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 7.500%, 4/1/2028	938,339
1,375,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 7.750%, 7/15/2025	1,440,271
2,325,000	CSC Holdings, Inc., Sr. Unsecd. Note, 144A, 5.500%, 4/15/2027	2,419,046
925,000	CSC Holdings, Inc., Sr. Unsecd. Note, 5.250%, 6/1/2024	933,089
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Cable Satellite—continued
$1,725,000		Cablevision Systems Corp., Sr. Unsecd. Note, 5.875%, 9/15/2022	$1,751,461
3,125,000		DISH DBS Corp., Sr. Unsecd. Note, 5.875%, 11/15/2024	3,062,766
1,000,000		DISH DBS Corp., Sr. Unsecd. Note, 7.750%, 7/1/2026	1,033,050
325,000	[1]	Intelsat Jackson Holdings S.A., 144A, 8.000%, 2/15/2024	316,061
1,200,000	[1]	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 144A, 8.500%, 10/15/2024	763,146
650,000	[1]	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 144A, 9.750%, 7/15/2025	410,316
1,150,000	[1]	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 5.500%, 8/1/2023	714,443
1,000,000		Sirius XM Radio, Inc., 144A, 4.625%, 5/15/2023	996,245
1,875,000		Sirius XM Radio, Inc., Sr. Unsecd. Note, 144A, 4.625%, 7/15/2024	1,914,722
1,000,000		Sirius XM Radio, Inc., Sr. Unsecd. Note, 144A, 5.375%, 4/15/2025	1,016,245
900,000		Sirius XM Radio, Inc., Sr. Unsecd. Note, 144A, 5.500%, 7/1/2029	922,995
3,600,000		Telenet Finance Luxembourg, Sec. Fac. Bond, 144A, 5.500%, 3/1/2028	3,402,000
1,600,000		Virgin Media Secured Finance PLC, Sec. Fac. Bond, 144A, 5.500%, 5/15/2029	1,608,880
1,525,000		Virgin Media, Inc., Sr. Unsecd. Note, 144A, 5.750%, 1/15/2025	1,492,586
200,000		Virgin Media, Inc., Sr. Unsecd. Note, 144A, 6.000%, 10/15/2024	198,749
225,000		Ziggo Bond Co. BV, Sr. Unsecd. Note, 144A, 5.125%, 2/28/2030	221,766
2,405,000		Ziggo Finance BV, Sec. Fac. Bond, 144A, 5.500%, 1/15/2027	2,418,348
1,725,000		Ziggo Finance BV, Sr. Unsecd. Note, 144A, 6.000%, 1/15/2027	1,685,269
		TOTAL	47,348,526
		Chemicals—2.5%
825,000		Alpha 2 BV, Sr. Unsecd. Note, 144A, 8.750%, 6/1/2023	749,715
2,100,000		Alpha 3 BV, Sr. Unsecd. Note, 144A, 6.250%, 2/1/2025	1,945,125
2,225,000		Compass Minerals International, Inc., 144A, 4.875%, 7/15/2024	2,110,958
750,000		Compass Minerals International, Inc., Sr. Unsecd. Note, 144A, 6.750%, 12/1/2027	681,225
1,100,000		Element Solutions, Inc., Sr. Unsecd. Note, 144A, 5.875%, 12/1/2025	1,086,217
1,400,000		Hexion, Inc., Sr. Unsecd. Note, 144A, 7.875%, 7/15/2027	1,200,605
2,900,000		Koppers, Inc., Sr. Unsecd. Note, 144A, 6.000%, 2/15/2025	2,341,663
500,000		PQ Corp., Sr. Unsecd. Note, 144A, 5.750%, 12/15/2025	454,372
2,650,000		Starfruit Finco BV, Sr. Unsecd. Note, 144A, 8.000%, 10/1/2026	2,535,321
		TOTAL	13,105,201
		Construction Machinery—0.9%
650,000		United Rentals North America, Inc., Sr. Unsecd. Note, 4.000%, 7/15/2030	584,188
950,000		United Rentals North America, Inc., Sr. Unsecd. Note, 4.875%, 1/15/2028	926,773
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Construction Machinery—continued
$550,000	United Rentals North America, Inc., Sr. Unsecd. Note, 5.250%, 1/15/2030	$552,888
675,000	United Rentals North America, Inc., Sr. Unsecd. Note, 6.500%, 12/15/2026	688,871
200,000	United Rentals North America, Inc., Term Loan—2nd Lien, 3.875%, 11/15/2027	190,110
375,000	United Rentals, Inc., Sr. Unsecd. Note, 5.500%, 5/15/2027	368,409
625,000	United Rentals, Inc., Sr. Unsecd. Note, 5.500%, 7/15/2025	616,409
600,000	United Rentals, Inc., Sr. Unsecd. Note, 5.875%, 9/15/2026	612,225
	TOTAL	4,539,873
	Consumer Cyclical Services—1.7%
850,000	Allied Universal Holdco LLC, Sec. Fac. Bond, 144A, 6.625%, 7/15/2026	836,721
4,450,000	Allied Universal Holdco LLC, Sr. Unsecd. Note, 144A, 9.750%, 7/15/2027	4,224,685
3,479,000	GW B-CR Security Corp., Sr. Unsecd. Note, 144A, 9.500%, 11/1/2027	3,129,187
550,000	Garda World Security Corp., Sec. Fac. Bond, 144A, 4.625%, 2/15/2027	496,375
525,000	Go Daddy Operating Co. LLC / GD Finance Co. Inc., Sr. Unsecd. Note, 144A, 5.250%, 12/1/2027	532,744
	TOTAL	9,219,712
	Consumer Products—0.8%
600,000	Energizer Holdings, Inc., Sec. Fac. Bond, 144A, 6.375%, 7/15/2026	609,330
400,000	Energizer Holdings, Inc., Sr. Unsecd. Note, 144A, 5.500%, 6/15/2025	390,502
350,000	Energizer Holdings, Inc., Sr. Unsecd. Note, 144A, 7.750%, 1/15/2027	363,738
300,000	Prestige Brands, Inc., Sr. Unsecd. Note, 144A, 5.125%, 1/15/2028	299,340
2,625,000	Prestige Brands, Inc., Sr. Unsecd. Note, 144A, 6.375%, 3/1/2024	2,707,044
	TOTAL	4,369,954
	Diversified Manufacturing—1.3%
425,000	Amsted Industries, Inc., Sr. Unsecd. Note, 144A, 5.625%, 7/1/2027	417,119
350,000	CFX Escrow Corp., Sr. Unsecd. Note, 144A, 6.375%, 2/15/2026	346,063
2,650,000	Gates Global LLC, Sr. Unsecd. Note, 144A, 6.250%, 1/15/2026	2,359,838
375,000	Stevens Holding Company, Inc., Sr. Unsecd. Note, 144A, 6.125%, 10/1/2026	373,672
1,250,000	Titan Acquisition Ltd., Sr. Unsecd. Note, 144A, 7.750%, 4/15/2026	1,052,459
1,100,000	WESCO Distribution, Inc., Sr. Unsecd. Note, 5.375%, 12/15/2021	1,040,006
1,450,000	WESCO Distribution, Inc., Sr. Unsecd. Note, 5.375%, 6/15/2024	1,245,180
	TOTAL	6,834,337
	Environmental—0.2%
1,425,000	Tervita Escrow Corp., 144A, 7.625%, 12/1/2021	1,007,119
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Finance Companies—2.0%
$250,000	Navient Corp., Sr. Unsecd. Note, 5.000%, 3/15/2027	$216,800
1,925,000	Navient Corp., Sr. Unsecd. Note, 5.875%, 10/25/2024	1,781,318
275,000	Navient Corp., Sr. Unsecd. Note, 6.750%, 6/15/2026	254,526
800,000	Navient Corp., Sr. Unsecd. Note, 6.750%, 6/25/2025	742,000
600,000	Navient Corp., Sr. Unsecd. Note, 7.250%, 9/25/2023	592,482
525,000	Navient Corp., Sr. Unsecd. Note, Series MTN, 6.125%, 3/25/2024	494,828
2,375,000	Park Aerospace Holdings Ltd., Sr. Unsecd. Note, 144A, 5.500%, 2/15/2024	2,049,088
3,850,000	Quicken Loans, Inc., 144A, 5.750%, 5/1/2025	3,854,832
900,000	Quicken Loans, Inc., Sr. Unsecd. Note, 144A, 5.250%, 1/15/2028	886,291
	TOTAL	10,872,165
	Food & Beverage—2.4%
1,500,000	Aramark Services, Inc., Sr. Unsecd. Note, 144A, 5.000%, 2/1/2028	1,404,255
1,150,000	Aramark Services, Inc., Sr. Unsecd. Note, 144A, 5.000%, 4/1/2025	1,097,180
1,175,000	B&G Foods, Inc., Sr. Unsecd. Note, 5.250%, 4/1/2025	1,153,750
575,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 4.375%, 6/1/2046	521,309
150,000	Lamb Weston Holdings, Inc., Sr. Unsub., 144A, 4.875%, 11/1/2026	153,440
150,000	Performance Food Group, Inc., 144A, 5.500%, 6/1/2024	140,812
850,000	Performance Food Group, Inc., Sr. Unsecd. Note, 144A, 5.500%, 10/15/2027	794,814
225,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 4.625%, 4/15/2030	217,125
950,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.000%, 8/15/2026	982,965
1,000,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.625%, 1/15/2028	1,023,050
3,000,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.750%, 3/1/2027	3,095,032
2,225,000	U.S. Foodservice, Inc., Sr. Unsecd. Note, 144A, 5.875%, 6/15/2024	2,021,958
	TOTAL	12,605,690
	Gaming—2.9%
1,050,000	Boyd Gaming Corp., Sr. Unsecd. Note, 144A, 4.750%, 12/1/2027	872,077
650,000	Boyd Gaming Corp., Sr. Unsecd. Note, 6.375%, 4/1/2026	565,857
650,000	Boyd Gaming Corp., Sr. Unsecd. Note, Series WI, 6.000%, 8/15/2026	564,553
1,650,000	CRC Escrow Issuer LLC, Sr. Unsecd. Note, 144A, 5.250%, 10/15/2025	1,204,005
1,325,000	Eldorado Resorts, Inc., Sr. Unsecd. Note, 6.000%, 4/1/2025	1,200,788
350,000	Eldorado Resorts, Inc., Sr. Unsecd. Note, 6.000%, 9/15/2026	317,843
100,000	MGM Growth Properties LLC, Sr. Unsecd. Note, 5.625%, 5/1/2024	96,625
175,000	MGM Growth Properties LLC, Sr. Unsecd. Note, 5.750%, 2/1/2027	152,906
975,000	MGM Resorts International, 6.000%, 3/15/2023	946,974
479,000	MGM Resorts International, Sr. Unsecd. Note, 4.625%, 9/1/2026	410,631
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Gaming—continued
$392,000	MGM Resorts International, Sr. Unsecd. Note, 5.500%, 4/15/2027	$358,896
903,000	MGM Resorts International, Sr. Unsecd. Note, 5.750%, 6/15/2025	814,930
2,125,000	Mohegan Tribal Gaming Authority, Sr. Unsecd. Note, 144A, 7.875%, 10/15/2024	1,591,083
300,000	Penn National Gaming, Inc., Sr. Unsecd. Note, 144A, 5.625%, 1/15/2027	225,124
3,025,000	Star Group Holdings BV, Sr. Unsecd. Note, 144A, 7.000%, 7/15/2026	2,860,894
425,000	Station Casinos, Inc., Sr. Unsecd. Note, 144A, 4.500%, 2/15/2028	347,437
1,800,000	Station Casinos, Inc., Sr. Unsecd. Note, 144A, 5.000%, 10/1/2025	1,512,558
100,000	VICI Properties LP/ VICI Note Co., Inc., 144A, 3.500%, 2/15/2025	92,938
150,000	VICI Properties LP/ VICI Note Co., Inc., 144A, 3.750%, 2/15/2027	142,219
750,000	VICI Properties LP/ VICI Note Co., Inc., Sr. Unsecd. Note, 144A, 4.250%, 12/1/2026	692,254
600,000	VICI Properties LP/ VICI Note Co., Inc., Sr. Unsecd. Note, 144A, 4.625%, 12/1/2029	549,330
	TOTAL	15,519,922
	Health Care—9.2%
1,125,000	Acadia Healthcare Co., Inc., Sr. Unsecd. Note, 5.625%, 2/15/2023	1,067,226
2,375,000	Acadia Healthcare Co., Inc., Sr. Unsecd. Note, 6.500%, 3/1/2024	2,330,481
2,350,000	Air Medical Group Holdings, Inc., Sr. Unsecd. Note, 144A, 6.375%, 5/15/2023	2,106,176
800,000	Avantor, Inc., 144A, 6.000%, 10/1/2024	843,164
3,050,000	Avantor, Inc., Sr. Unsecd. Note, 144A, 9.000%, 10/1/2025	3,229,813
2,000,000	CHS/Community Health Systems, Inc., 6.250%, 3/31/2023	1,913,750
350,000	CHS/Community Health Systems, Inc., Sec. Fac. Bond, 144A, 6.625%, 2/15/2025	326,375
700,000	CHS/Community Health Systems, Inc., Sec. Fac. Bond, 144A, 8.000%, 3/15/2026	668,935
600,000	CHS/Community Health Systems, Inc., Sec. Fac. Bond, 144A, 8.625%, 1/15/2024	596,796
300,000	Charles River Laboratories International, Inc., Sr. Unsecd. Note, 144A, 4.250%, 5/1/2028	290,835
575,000	Charles River Laboratories International, Inc., Sr. Unsecd. Note, 144A, 5.500%, 4/1/2026	590,506
2,450,000	Enterprise Merger Sub, Inc., Sr. Unsecd. Note, 144A, 8.750%, 10/15/2026	615,054
1,350,000	HCA, Inc., 5.000%, 3/15/2024	1,400,220
1,225,000	HCA, Inc., 5.875%, 5/1/2023	1,286,403
1,200,000	HCA, Inc., Sr. Unsecd. Note, 3.500%, 9/1/2030	1,093,646
2,000,000	HCA, Inc., Sr. Unsecd. Note, 5.375%, 2/1/2025	2,047,490
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Health Care—continued
$900,000	HCA, Inc., Sr. Unsecd. Note, 5.375%, 9/1/2026	$933,817
1,325,000	HCA, Inc., Sr. Unsecd. Note, 5.625%, 9/1/2028	1,394,231
750,000	HCA, Inc., Sr. Unsecd. Note, 5.875%, 2/1/2029	795,938
1,525,000	IMS Health, Inc., Sr. Unsecd. Note, 144A, 5.000%, 10/15/2026	1,566,125
700,000	Iqvia, Inc., Sr. Unsecd. Note, 144A, 5.000%, 5/15/2027	720,627
500,000	LifePoint Health, Inc., Sec. Fac. Bond, 144A, 4.375%, 2/15/2027	474,750
2,450,000	LifePoint Health, Inc., Sr. Unsecd. Note, 144A, 9.750%, 12/1/2026	2,339,076
1,325,000	MEDNAX, Inc., Sr. Unsecd. Note, 144A, 6.250%, 1/15/2027	1,073,349
4,125,000	MPH Acquisition Holdings LLC, 144A, 7.125%, 6/1/2024	3,619,811
294,000	Ortho-Clinical Diagnostics, Inc., 144A, 6.625%, 5/15/2022	280,029
1,600,000	Polaris Intermediate Corp., Sr. Unsecd. Note, 144A, 8.500%, 12/1/2022	1,251,969
1,225,000	Surgery Center Holdings, Inc., Sr. Unsecd. Note, 144A, 6.750%, 7/1/2025	892,713
4,900,000	Team Health Holdings, Inc., Sr. Unsecd. Note, 144A, 6.375%, 2/1/2025	1,757,850
375,000	Teleflex, Inc., Sr. Unsecd. Note, 4.625%, 11/15/2027	376,669
700,000	Teleflex, Inc., Sr. Unsecd. Note, 4.875%, 6/1/2026	688,480
775,000	Tenet Healthcare Corp., 144A, 4.875%, 1/1/2026	741,094
600,000	Tenet Healthcare Corp., 144A, 5.125%, 11/1/2027	575,250
2,300,000	Tenet Healthcare Corp., 5.125%, 5/1/2025	2,190,750
1,125,000	Tenet Healthcare Corp., Sr. Secd. Note, 4.625%, 7/15/2024	1,077,187
700,000	Tenet Healthcare Corp., Sr. Unsecd. Note, 6.750%, 6/15/2023	650,129
2,050,000	Tenet Healthcare Corp., Sr. Unsecd. Note, 7.000%, 8/1/2025	1,786,073
375,000	Vizient, Inc., Sr. Unsecd. Note, 144A, 6.250%, 5/15/2027	377,422
3,475,000	West Street Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 6.375%, 9/1/2025	3,055,116
	TOTAL	49,025,325
	Health Insurance—1.4%
575,000	Centene Corp., Sr. Unsecd. Note, 144A, 3.375%, 2/15/2030	536,906
1,650,000	Centene Corp., Sr. Unsecd. Note, 144A, 4.250%, 12/15/2027	1,662,293
1,900,000	Centene Corp., Sr. Unsecd. Note, 144A, 4.625%, 12/15/2029	1,920,045
550,000	Centene Corp., Sr. Unsecd. Note, 144A, 4.750%, 1/15/2025	560,315
1,200,000	Centene Corp., Sr. Unsecd. Note, 144A, 5.375%, 6/1/2026	1,242,792
525,000	Centene Corp., Sr. Unsecd. Note, 144A, 5.375%, 8/15/2026	541,406
950,000	Centene Corp., Sr. Unsecd. Note, 4.750%, 1/15/2025	967,817
	TOTAL	7,431,574
	Independent Energy—2.1%
1,100,000	Antero Resources Corp., Sr. Unsecd. Note, 5.000%, 3/1/2025	415,250
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Independent Energy—continued
$300,000		Antero Resources Corp., Sr. Unsecd. Note, 5.625%, 6/1/2023	$122,250
625,000		Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsecd. Note, 144A, 10.000%, 4/1/2022	339,050
375,000		Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsecd. Note, 144A, 7.000%, 11/1/2026	111,016
750,000		Berry Petroleum Co., Sr. Unsecd. Note, 144A, 7.000%, 2/15/2026	306,407
1,585,000		Callon Petroleum Corp., Sr. Unsecd. Note, 6.125%, 10/1/2024	293,225
475,000		Callon Petroleum Corp., Sr. Unsecd. Note, Series WI, 6.375%, 7/1/2026	80,058
575,000		Carrizo Oil & Gas, Inc., Sr. Unsecd. Note, 6.250%, 4/15/2023	140,858
850,000		Carrizo Oil & Gas, Inc., Sr. Unsecd. Note, 8.250%, 7/15/2025	143,433
1,050,000		Centennial Resource Production, LLC, Sr. Unsecd. Note, 144A, 6.875%, 4/1/2027	264,566
1,889,000		Chesapeake Energy Corp., 144A, 11.500%, 1/1/2025	321,130
625,000		Chesapeake Energy Corp., Sr. Unsecd. Note, 7.000%, 10/1/2024	53,125
2,225,000		Crownrock LP/ Crownrock F, 144A, 5.625%, 10/15/2025	1,173,621
1,525,000	[2,3]	EP Energy LLC/Everest Acquisition Finance, Inc., Sec. Fac. Bond, 144A, 8.000%, 11/29/2024	53,375
175,000		EQT Corp., Sr. Unsecd. Note, 4.875%, 11/15/2021	143,449
75,000		EQT Corp., Sr. Unsecd. Note, 6.125%, 2/1/2025	58,320
350,000		Endeavor Energy Resources LP, Sr. Unsecd. Note, 144A, 5.750%, 1/30/2028	239,942
550,000		Gulfport Energy Corp., Sr. Unsecd. Note, 6.000%, 10/15/2024	138,875
825,000		Gulfport Energy Corp., Sr. Unsecd. Note, 6.375%, 5/15/2025	207,277
500,000		Gulfport Energy Corp., Sr. Unsecd. Note, 6.625%, 5/1/2023	144,215
175,000		Gulfport Energy Corp., Sr. Unsecd. Note, Series WI, 6.375%, 1/15/2026	35,693
950,000		Jagged Peak Energy, Inc., Sr. Unsecd. Note, Series WI, 5.875%, 5/1/2026	717,172
875,000		Oasis Petroleum, Inc., Sr. Unsecd. Note, 144A, 6.250%, 5/1/2026	146,628
1,350,000		Oasis Petroleum, Inc., 6.875%, 1/15/2023	286,875
50,000		Oasis Petroleum, Inc., 6.875%, 3/15/2022	10,250
625,000		PDC Energy, Inc., Sr. Unsecd. Note, 6.125%, 9/15/2024	339,059
850,000		PDC Energy, Inc., Sr. Unsecd. Note, Series WI, 5.750%, 5/15/2026	481,716
450,000		Parsley Energy LLC/Parsley Finance Corp., Sr. Unsecd. Note, 144A, 5.250%, 8/15/2025	345,935
600,000		Parsley Energy LLC/Parsley Finance Corp., Sr. Unsecd. Note, 144A, 5.625%, 10/15/2027	426,330
875,000		QEP Resources, Inc., Sr. Unsecd. Note, 5.250%, 5/1/2023	330,312
625,000		QEP Resources, Inc., Sr. Unsecd. Note, 5.625%, 3/1/2026	232,859
1,500,000		Range Resources Corp., Sr. Unsecd. Note, 4.875%, 5/15/2025	903,750
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Independent Energy—continued
$550,000		Range Resources Corp., Sr. Unsecd. Note, 5.000%, 3/15/2023	$411,268
1,100,000		SM Energy Co., Sr. Unsecd. Note, 5.000%, 1/15/2024	334,119
475,000		SM Energy Co., Sr. Unsecd. Note, 5.625%, 6/1/2025	133,596
50,000		SM Energy Co., Sr. Unsecd. Note, 6.625%, 1/15/2027	14,902
425,000		SM Energy Co., Sr. Unsecd. Note, 6.750%, 9/15/2026	131,131
650,000		Southwestern Energy Co., Sr. Unsecd. Note, 7.750%, 10/1/2027	432,299
650,000	[1]	Ultra Resources, Inc., Sr. Unsecd. Note, 144A, 7.125%, 4/15/2025	29,250
450,000		WPX Energy, Inc., Sr. Unsecd. Note, 4.500%, 1/15/2030	246,037
425,000		WPX Energy, Inc., Sr. Unsecd. Note, 5.250%, 10/15/2027	236,109
225,000		WPX Energy, Inc., Sr. Unsecd. Note, 5.750%, 6/1/2026	129,818
1,625,000	[1]	Whiting Petroleum Corp., Sr. Unsecd. Note, 6.250%, 4/1/2023	134,063
475,000	[1]	Whiting Petroleum Corp., Sr. Unsecd. Note, Series WI, 6.625%, 1/15/2026	35,661
		TOTAL	11,274,274
		Industrial - Other—0.6%
800,000		Anixter, Inc., Sr. Unsecd. Note, 6.000%, 12/1/2025	789,996
1,000,000		Hillman Group, Inc., Unsecd. Note, 144A, 6.375%, 7/15/2022	784,686
375,000		IAA Spinco, Inc., Sr. Unsecd. Note, 144A, 5.500%, 6/15/2027	364,894
1,000,000		KAR Auction Services, Inc., Sr. Unsecd. Note, 144A, 5.125%, 6/1/2025	961,255
200,000		Resideo Funding, Inc., Sr. Unsecd. Note, 144A, 6.125%, 11/1/2026	176,015
		TOTAL	3,076,846
		Insurance - P&C—4.5%
900,000		Acrisure LLC, Sec. Fac. Bond, 144A, 8.125%, 2/15/2024	881,708
1,225,000		Acrisure LLC, Sr. Unsecd. Note, 144A, 7.000%, 11/15/2025	1,062,651
1,450,000		Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, Sr. Unsecd. Note, 144A, 6.750%, 10/15/2027	1,365,828
2,925,000		AmWINS Group, Inc., Sr. Unsecd. Note, 144A, 7.750%, 7/1/2026	2,880,503
2,550,000		AssuredPartners, Inc., Sr. Unsecd. Note, 144A, 7.000%, 8/15/2025	2,314,049
950,000		GTCR AP Finance, Inc., Sr. Unsecd. Note, 144A, 8.000%, 5/15/2027	882,115
7,275,000		Hub International Ltd., Sr. Unsecd. Note, 144A, 7.000%, 5/1/2026	7,257,358
825,000		Kirs Midco 3 PLC, Sec. Fac. Bond, 144A, 8.625%, 7/15/2023	739,410
3,175,000		NFP Corp., Sr. Unsecd. Note, 144A, 6.875%, 7/15/2025	3,151,092
375,000		NFP Corp., Sr. Unsecd. Note, 144A, 8.000%, 7/15/2025	346,404
3,400,000		USIS Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 6.875%, 5/1/2025	3,187,398
		TOTAL	24,068,516
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Leisure—0.7%
$400,000	Live Nation Entertainment, Inc., Sr. Unsecd. Note, 144A, 4.750%, 10/15/2027	$360,220
2,975,000	Six Flags Entertainment Corp., Sr. Unsecd. Note, 144A, 5.500%, 4/15/2027	2,522,949
100,000	Viking Cruises Ltd., Sr. Unsecd. Note, 144A, 5.875%, 9/15/2027	59,066
250,000	Viking Cruises Ltd., Sr. Unsecd. Note, 144A, 6.250%, 5/15/2025	162,186
925,000	Voc Escrow Ltd., 144A, 5.000%, 2/15/2028	681,447
	TOTAL	3,785,868
	Lodging—0.5%
1,600,000	Hilton Domestic Operating Company, Inc., Sr. Unsecd. Note, 5.125%, 5/1/2026	1,545,668
625,000	Hilton Domestic Operating Company, Inc., Sr. Unsecd. Note, Series WI, 4.875%, 1/15/2030	535,604
425,000	RHP Hotel Property/RHP Finance Corp., Sr. Unsecd. Note, 144A, 4.750%, 10/15/2027	321,109
	TOTAL	2,402,381
	Media Entertainment—6.6%
1,350,000	AMC Networks, Inc., Sr. Unsecd. Note, 4.750%, 8/1/2025	1,321,319
1,325,000	AMC Networks, Inc., Sr. Unsecd. Note, 5.000%, 4/1/2024	1,278,625
1,850,000	CBS Radio, Inc., Sr. Unsecd. Note, 144A, 7.250%, 11/1/2024	1,560,928
650,000	Cumulus Media News Holdings, Inc., 144A, 6.750%, 7/1/2026	585,404
1,225,000	Diamond Sports Group LLC/Diamond Sports Finance Co., Sec. Fac. Bond, 144A, 5.375%, 8/15/2026	1,002,224
2,100,000	Diamond Sports Group LLC/Diamond Sports Finance Co., Sec. Fac. Bond, 144A, 6.625%, 8/15/2027	1,416,030
1,350,000	Entercom Media Corp., 144A, 6.500%, 5/1/2027	1,182,657
150,000	Gray Escrow, Inc., Sr. Unsecd. Note, 144A, 7.000%, 5/15/2027	150,083
625,000	Gray Television, Inc., Sr. Unsecd. Note, 144A, 5.125%, 10/15/2024	607,816
2,325,000	Gray Television, Inc., Sr. Unsecd. Note, 144A, 5.875%, 7/15/2026	2,251,414
400,000	iHeartCommunications, Inc., 144A, 4.750%, 1/15/2028	362,220
625,000	iHeartCommunications, Inc., 144A, 5.250%, 8/15/2027	548,094
144,700	iHeartCommunications, Inc., 6.375%, 5/1/2026	137,737
3,287,269	iHeartCommunications, Inc., Sr. Unsecd. Note, 8.375%, 5/1/2027	2,817,025
1,525,000	Match Group, Inc., Sr. Unsecd. Note, 144A, 4.125%, 8/1/2030	1,371,547
2,050,000	Match Group, Inc., Sr. Unsecd. Note, 144A, 5.000%, 12/15/2027	1,975,262
2,200,000	Nexstar Escrow Corp., Sr. Unsecd. Note, 144A, 5.625%, 7/15/2027	2,162,710
2,250,000	Nexstar Escrow Corp., Sr. Unsecd. Note, 144A, 5.625%, 8/1/2024	2,131,864
2,150,000	Nielsen Finance LLC/Nielsen Finance Co., 144A, 5.000%, 4/15/2022	1,993,394
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Media Entertainment—continued
$500,000	Nielsen Finance LLC/Nielsen Finance Co., Sr. Unsecd. Note, 144A, 5.000%, 2/1/2025	$467,485
125,000	Outfront Media Capital LLC / Outfront Media Capital Corp., Sr. Unsecd. Note, 144A, 4.625%, 3/15/2030	111,944
1,350,000	Scripps Escrow, Inc., Sr. Unsecd. Note, 144A, 5.875%, 7/15/2027	1,195,492
2,175,000	Sinclair Television Group, 144A, 5.625%, 8/1/2024	2,017,323
1,775,000	Sinclair Television Group, Sr. Unsecd. Note, 144A, 5.875%, 3/15/2026	1,586,038
1,825,000	Tegna, Inc., Sr. Unsecd. Note, 144A, 4.625%, 3/15/2028	1,613,984
1,125,000	Tegna, Inc., Sr. Unsecd. Note, 144A, 5.000%, 9/15/2029	1,016,719
2,950,000	Terrier Media Buyer, Inc., Sr. Unsecd. Note, 144A, 8.875%, 12/15/2027	2,500,125
	TOTAL	35,365,463
	Metals & Mining—1.8%
1,675,000	Coeur Mining, Inc., Sr. Unsecd. Note, 5.875%, 6/1/2024	1,522,148
1,325,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 3.875%, 3/15/2023	1,270,350
975,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 4.125%, 3/1/2028	857,161
450,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 4.250%, 3/1/2030	392,648
700,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 5.000%, 9/1/2027	653,800
650,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 5.250%, 9/1/2029	616,102
1,775,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 5.400%, 11/14/2034	1,654,242
275,000	HudBay Minerals, Inc., Sr. Unsecd. Note, 144A, 7.250%, 1/15/2023	241,655
1,975,000	HudBay Minerals, Inc., Sr. Unsecd. Note, 144A, 7.625%, 1/15/2025	1,730,604
425,000	Steel Dynamics, Inc., Sr. Unsecd. Note, 5.250%, 4/15/2023	415,360
	TOTAL	9,354,070
	Midstream—6.0%
150,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.500%, 5/20/2025	139,121
625,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.750%, 5/20/2027	585,683
2,225,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.875%, 8/20/2026	2,143,454
1,950,000	Antero Midstream Partners LP, Sr. Unsecd. Note, 144A, 5.750%, 1/15/2028	1,262,771
1,475,000	Antero Midstream Partners LP, Sr. Unsecd. Note, 144A, 5.750%, 3/1/2027	955,173
1,525,000	Antero Midstream Partners LP, Sr. Unsecd. Note, 5.375%, 9/15/2024	1,070,855
925,000	Buckeye Partners, Sr. Unsecd. Note, 144A, 4.125%, 3/1/2025	786,712
1,325,000	Buckeye Partners, Sr. Unsecd. Note, 144A, 4.500%, 3/1/2028	1,096,437
2,350,000	CNX Midstream Partners LP / CNX Midstream Finance Corp., Sr. Unsecd. Note, 144A, 6.500%, 3/15/2026	1,641,575
400,000	Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/2027	359,628
1,000,000	Cheniere Corpus Christi Holdings LLC, Sr. Secd. Note, 5.875%, 3/31/2025	912,539
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Midstream—continued
$2,750,000	Cheniere Energy Partners, LP, Series WI, 5.250%, 10/1/2025	$2,578,042
425,000	Cheniere Energy Partners, LP, Sr. Unsecd. Note, 144A, 4.500%, 10/1/2029	380,609
500,000	Cheniere Energy Partners, LP, Sr. Unsecd. Note, 5.625%, 10/1/2026	467,811
750,000	EQT Midstream Partners LP, Sr. Unsecd. Note, 5.500%, 7/15/2028	419,588
925,000	Ferrellgas LP / Ferrellgas Finance Corp., Sr. Unsecd. Note, 6.750%, 6/15/2023	805,902
1,425,000	Ferrellgas, L.P., Sr. Unsecd. Note, 6.750%, 1/15/2022	1,230,396
1,000,000	Hess Midstream Partners LP, Sr. Unsecd. Note, 144A, 5.125%, 6/15/2028	706,550
750,000	Holly Energy Partners LP, Sr. Unsecd. Note, 144A, 5.000%, 2/1/2028	632,344
2,000,000	NuStar Logistics LP, Sr. Unsecd. Note, 5.625%, 4/28/2027	1,548,700
675,000	NuStar Logistics LP, Sr. Unsecd. Note, 6.000%, 6/1/2026	503,295
1,100,000	Suburban Propane Partners LP, 5.500%, 6/1/2024	1,042,217
2,500,000	Suburban Propane Partners LP, Sr. Unsecd. Note, 5.875%, 3/1/2027	2,324,481
2,650,000	Summit Midstream Holdings LLC, 5.500%, 8/15/2022	605,355
1,875,000	Summit Midstream Holdings LLC, Sr. Unsecd. Note, 5.750%, 4/15/2025	222,647
525,000	Sunoco LP/Finance Corp., Sr. Unsecd. Note, Series WI, 5.500%, 2/15/2026	458,757
825,000	Sunoco LP/Finance Corp., Sr. Unsecd. Note, Series WI, 5.875%, 3/15/2028	691,798
1,400,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 144A, 5.500%, 3/1/2030	1,093,750
1,900,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 5.000%, 1/15/2028	1,544,762
500,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 5.125%, 2/1/2025	429,935
500,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 5.250%, 5/1/2023	438,128
1,650,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 5.375%, 2/1/2027	1,367,107
725,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 5.875%, 4/15/2026	607,638
400,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 6.500%, 7/15/2027	344,000
675,000	TransMontaigne Partners LP/TLP Finance Corp., Sr. Unsecd. Note, 6.125%, 2/15/2026	545,766
350,000	Western Midstream Operating, LP, Sr. Unsecd. Note, 4.050%, 2/1/2030	154,816
	TOTAL	32,098,342
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Oil Field Services—1.1%
$375,000	Archrock Partners LP / Archrock Partners Finance Corp., Sr. Unsecd. Note, 144A, 6.250%, 4/1/2028	$261,563
2,025,000	Archrock Partners LP / Archrock Partners Finance Corp., Sr. Unsecd. Note, 144A, 6.875%, 4/1/2027	1,452,062
250,000	Nabors Industries Ltd., Sr. Unsecd. Note, 144A, 7.250%, 1/15/2026	86,875
250,000	Nabors Industries Ltd., Sr. Unsecd. Note, 144A, 7.500%, 1/15/2028	81,875
600,000	Precision Drilling Corp., Sr. Unsecd. Note, 144A, 7.125%, 1/15/2026	203,126
175,000	Precision Drilling Corp., Sr. Unsecd. Note, 5.250%, 11/15/2024	62,780
725,000	Precision Drilling Corp., Sr. Unsecd. Note, 7.750%, 12/15/2023	296,340
900,000	Sesi LLC, 7.125%, 12/15/2021	173,250
2,500,000	Sesi LLC, Sr. Unsecd. Note, Series WI, 7.750%, 9/15/2024	671,862
1,450,000	Shelf Drilling Holdings Ltd., Sr. Unsecd. Note, 144A, 8.250%, 2/15/2025	729,350
1,475,000	USA Compression Partners LP, Sr. Unsecd. Note, 6.875%, 9/1/2027	922,686
1,675,000	USA Compression Partners LP, Sr. Unsecd. Note, Series WI, 6.875%, 4/1/2026	1,056,292
	TOTAL	5,998,061
	Packaging—6.6%
3,100,000	ARD Finance SA, Sec. Fac. Bond, 144A, 6.500%, 6/30/2027	2,679,795
1,625,000	Ardagh Packaging Finance PLC/Ardagh Holdings, Sr. Unsecd. Note, 144A, 5.250%, 8/15/2027	1,674,644
1,425,000	Ardagh Packaging Finance PLC/Ardagh Holdings, Sr. Unsecd. Note, 144A, 6.000%, 2/15/2025	1,439,678
1,550,000	Berry Global Escrow Corp., 144A, 4.875%, 7/15/2026	1,574,214
900,000	Berry Global Escrow Corp., 144A, 5.625%, 7/15/2027	936,626
4,350,000	Berry Plastics Corp., 5.500%, 5/15/2022	4,317,466
1,300,000	Bway Holding Co., Sec. Fac. Bond, 144A, 5.500%, 4/15/2024	1,205,711
4,300,000	Bway Holding Co., Sr. Unsecd. Note, 144A, 7.250%, 4/15/2025	3,289,629
1,075,000	Crown Americas LLC / Crown Americas Capital Corp VI, Sr. Unsecd. Note, 4.750%, 2/1/2026	1,110,736
100,000	Crown Americas LLC, Sr. Unsecd. Note, 4.250%, 9/30/2026	99,354
4,550,000	Flex Acquisition Co., Inc., Sr. Unsecd. Note, 144A, 6.875%, 1/15/2025	4,288,239
2,425,000	Flex Acquisition Co., Inc., Sr. Unsecd. Note, 144A, 7.875%, 7/15/2026	2,250,479
1,050,000	Owens-Brockway Glass Container, Inc., 144A, 5.375%, 1/15/2025	1,006,682
1,025,000	Owens-Brockway Glass Container, Inc., 144A, 5.875%, 8/15/2023	1,010,911
1,100,000	Owens-Brockway Glass Container, Inc., 144A, 6.375%, 8/15/2025	1,053,250
1,800,000	Reynolds Group Issuer, Inc. / LLC / LU, 144A, 7.000%, 7/15/2024	1,839,375
400,000	Sealed Air Corp., 144A, 4.875%, 12/1/2022	403,874
950,000	Sealed Air Corp., Sr. Unsecd. Note, 144A, 4.000%, 12/1/2027	890,720
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Packaging—continued
$300,000	Sealed Air Corp., Sr. Unsecd. Note, 144A, 5.500%, 9/15/2025	$306,377
125,000	Silgan Holdings, Inc., Sr. Unsecd. Note, 144A, 4.125%, 2/1/2028	116,250
1,725,000	Trident Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 6.625%, 11/1/2025	1,399,415
1,050,000	Trident Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 9.250%, 8/1/2024	880,682
425,000	Trivium Packaging Finance BV, Sec. Fac. Bond, 144A, 5.500%, 8/15/2026	425,264
1,075,000	Trivium Packaging Finance BV, Sr. Unsecd. Note, 144A, 8.500%, 8/15/2027	1,086,341
	TOTAL	35,285,712
	Paper—0.6%
2,625,000	Clearwater Paper Corp., Sr. Unsecd. Note, 144A, 5.375%, 2/1/2025	2,408,437
300,000	Graphic Packaging International, LLC, Sr. Unsecd. Note, 144A, 3.500%, 3/15/2028	272,160
525,000	Graphic Packaging International, LLC, Sr. Unsecd. Note, 144A, 4.750%, 7/15/2027	517,935
	TOTAL	3,198,532
	Pharmaceuticals—4.0%
650,000	Bausch Health Cos, Inc., Sec. Fac. Bond, 144A, 5.500%, 11/1/2025	660,761
425,000	Bausch Health Cos, Inc., Sec. Fac. Bond, 144A, 5.750%, 8/15/2027	439,939
600,000	Bausch Health Cos, Inc., Sr. Secd. Note, 144A, 7.000%, 3/15/2024	618,753
1,000,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 5.000%, 1/30/2028	954,200
83,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 5.500%, 3/1/2023	82,066
127,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 5.875%, 5/15/2023	125,968
3,375,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 6.125%, 4/15/2025	3,345,485
1,200,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 7.250%, 5/30/2029	1,252,020
1,475,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 8.500%, 1/31/2027	1,549,561
1,475,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 9.000%, 12/15/2025	1,566,007
575,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 9.250%, 4/1/2026	603,434
900,000	Endo Dac / Endo Finance LLC / Endo Finco, Inc., Sr. Unsecd. Note, 144A, 6.000%, 7/15/2023	658,665
2,625,000	Endo Finance LLC/Endo Finco, Inc., Sr. Unsecd. Note, 144A, 6.000%, 2/1/2025	1,807,129
6,275,000	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Sr. Unsecd. Note, 144A, 6.375%, 8/1/2023	6,431,687
3,550,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, 144A, 5.500%, 4/15/2025	772,125
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Pharmaceuticals—continued
$2,350,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, 144A, 5.625%, 10/15/2023	$602,176
	TOTAL	21,469,976
	Restaurants—1.6%
925,000	1011778 BC Unltd. Liability Co./New Red Finance, Inc., 144A, 4.375%, 1/15/2028	859,741
4,675,000	1011778 BC Unltd. Liability Co./New Red Finance, Inc., 144A, 5.000%, 10/15/2025	4,493,820
350,000	1011778 BC Unltd. Liability Co./New Red Finance, Inc., Sr. Secd. Note, 144A, 4.250%, 5/15/2024	351,311
350,000	Yum! Brands, Inc., Sr. Unsecd. Note, 144A, 4.750%, 1/15/2030	327,932
925,000	Yum! Brands, Inc., Sr. Unsecd. Note, 144A, 5.000%, 6/1/2024	912,286
1,475,000	Yum! Brands, Inc., Sr. Unsecd. Note, 144A, 5.250%, 6/1/2026	1,484,108
125,000	Yum! Brands, Inc., Sr. Unsecd. Note, 144A, 7.750%, 4/1/2025	131,563
	TOTAL	8,560,761
	Retailers—0.3%
1,300,000	Michaels Stores, Inc., Sr. Unsecd. Note, 144A, 8.000%, 7/15/2027	969,215
2,150,000	Party City Holdings, Inc., Sr. Unsecd. Note, 144A, 6.125%, 8/15/2023	516,000
1,825,000	Party City Holdings, Inc., Sr. Unsecd. Note, 144A, 6.625%, 8/1/2026	191,625
175,000	William Carter Co., Sr. Unsecd. Note, 144A, 5.625%, 3/15/2027	168,968
	TOTAL	1,845,808
	Supermarkets—1.1%
325,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 144A, 4.875%, 2/15/2030	324,188
350,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 144A, 5.875%, 2/15/2028	358,173
575,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 144A, 7.500%, 3/15/2026	622,968
2,900,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 5.750%, 3/15/2025	2,921,764
1,550,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 6.625%, 6/15/2024	1,584,828
	TOTAL	5,811,921
	Technology—7.9%
1,450,000	Banff Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 9.750%, 9/1/2026	1,286,984
700,000	CDW LLC/CDW Finance, Sr. Unsecd. Note, 4.250%, 4/1/2028	707,385
850,000	CDW LLC/CDW Finance, Sr. Unsecd. Note, 5.500%, 12/1/2024	891,263
3,325,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Unsecd. Note, 144A, 7.125%, 6/15/2024	3,445,531
1,225,000	Ensemble S Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 9.000%, 9/30/2023	1,217,350
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Technology—continued
$250,000	Fair Isaac & Co., Inc., Sr. Unsecd. Note, 144A, 4.000%, 6/15/2028	$241,875
275,000	Financial & Risk US Holdings Inc., 144A, 6.250%, 5/15/2026	285,464
3,750,000	Financial & Risk US Holdings Inc., Sr. Unsecd. Note, 144A, 8.250%, 11/15/2026	3,965,625
675,000	Gartner, Inc., Sr. Unsecd. Note, 144A, 5.125%, 4/1/2025	664,035
3,200,000	Inception Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 8.625%, 11/15/2024	2,871,040
3,775,000	Infor US, Inc., 6.500%, 5/15/2022	3,698,216
2,850,000	JDA Escrow LLC/JDA Bond Finance, Inc., 144A, 7.375%, 10/15/2024	2,740,403
175,000	NCR Corp., Sr. Unsecd. Note, 144A, 5.750%, 9/1/2027	160,469
1,025,000	NCR Corp., Sr. Unsecd. Note, 5.000%, 7/15/2022	967,344
200,000	NCR Corp., Sr. Unsecd. Note, 6.375%, 12/15/2023	198,749
1,650,000	Nuance Communications, Inc., Sr. Unsecd. Note, 5.625%, 12/15/2026	1,617,243
725,000	Open Text Corp., Sr. Unsecd. Note, 144A, 3.875%, 2/15/2028	684,898
600,000	Open Text Corp., Sr. Unsecd. Note, 144A, 4.125%, 2/15/2030	567,525
375,000	PTC, Inc., Sr. Unsecd. Note, 144A, 4.000%, 2/15/2028	362,925
800,000	Qorvo, Inc., 144A, 4.375%, 10/15/2029	748,500
2,650,000	SS&C Technologies, Inc., Sr. Unsecd. Note, 144A, 5.500%, 9/30/2027	2,747,719
100,000	Science Applications International Corp., Sr. Unsecd. Note, 144A, 4.875%, 4/1/2028	96,563
525,000	Sensata Technologies B.V., Sr. Unsecd. Note, 144A, 4.375%, 2/15/2030	476,477
400,000	Sensata Technologies B.V., Sr. Unsecd. Note, 144A, 5.000%, 10/1/2025	381,502
450,000	Sensata Technologies UK Financing Co. PLC, Sr. Unsecd. Note, 144A, 6.250%, 2/15/2026	443,498
750,000	Star Merger Sub, Inc., 144A, 6.875%, 8/15/2026	784,219
3,350,000	Star Merger Sub, Inc., Sr. Unsecd. Note, 144A, 10.250%, 2/15/2027	3,569,592
1,475,000	TTM Technologies, Inc., Sr. Unsecd. Note, 144A, 5.625%, 10/1/2025	1,251,899
4,800,000	Tempo Acquisition LLC, Sr. Unsecd. Note, 144A, 6.750%, 6/1/2025	4,428,144
800,000	Western Digital Corp., Sr. Unsecd. Note, 4.750%, 2/15/2026	816,200
	TOTAL	42,318,637
	Transportation Services—0.1%
650,000	Stena International S.A., Sec. Fac. Bond, 144A, 6.125%, 2/1/2025	550,875
	Utility - Electric—3.2%
1,075,000	Calpine Corp., 144A, 4.500%, 2/15/2028	1,045,975
300,000	Calpine Corp., 144A, 5.250%, 6/1/2026	287,090
2,200,000	Calpine Corp., 5.750%, 1/15/2025	2,051,500
725,000	Calpine Corp., Sr. Unsecd. Note, 144A, 5.125%, 3/15/2028	672,438
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Utility - Electric—continued
$2,450,000		Enviva Partners LP/Enviva Partners Finance Corp., Sr. Unsecd. Note, 144A, 6.500%, 1/15/2026	$2,407,125
750,000		NRG Energy, Inc., Sr. Unsecd. Note, 144A, 5.250%, 6/15/2029	776,663
850,000		NRG Energy, Inc., Sr. Unsecd. Note, 6.625%, 1/15/2027	888,718
975,000		NRG Energy, Inc., Sr. Unsecd. Note, 7.250%, 5/15/2026	1,026,724
575,000		NRG Energy, Inc., Sr. Unsecd. Note, Series WI, 5.750%, 1/15/2028	589,691
225,000		TerraForm Power Operating LLC, Sr. Unsecd. Note, 144A, 4.250%, 1/31/2023	224,993
900,000		TerraForm Power Operating LLC, Sr. Unsecd. Note, 144A, 4.750%, 1/15/2030	877,995
2,600,000		TerraForm Power Operating LLC, Sr. Unsecd. Note, 144A, 5.000%, 1/31/2028	2,738,710
1,050,000		Vistra Operations Co., LLC, Sr. Unsecd. Note, 144A, 5.000%, 7/31/2027	1,071,577
700,000		Vistra Operations Co., LLC, Sr. Unsecd. Note, 144A, 5.500%, 9/1/2026	725,877
1,700,000		Vistra Operations Co., LLC, Sr. Unsecd. Note, 144A, 5.625%, 2/15/2027	1,762,560
		TOTAL	17,147,636
		Wireless Communications—3.6%
675,000		Altice France SA, 144A, 8.125%, 2/1/2027	707,434
4,825,000		Numericable-SFR SAS, 144A, 7.375%, 5/1/2026	4,900,029
1,800,000		Sprint Capital Corp., Company Guarantee, 6.875%, 11/15/2028	2,065,950
1,875,000		Sprint Corp., 7.125%, 6/15/2024	2,071,847
125,000		Sprint Corp., 7.875%, 9/15/2023	138,579
3,025,000		Sprint Corp., Sr. Unsecd. Note, 7.625%, 2/15/2025	3,370,304
600,000		Sprint Corp., Sr. Unsecd. Note, 7.625%, 3/1/2026	682,410
350,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 4.750%, 2/1/2028	363,317
1,700,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 5.125%, 4/15/2025	1,750,898
425,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 5.375%, 4/15/2027	440,711
250,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.375%, 3/1/2025	257,189
1,700,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.500%, 1/15/2024	1,738,199
625,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.500%, 1/15/2026	659,719
		TOTAL	19,146,586
		TOTAL CORPORATE BONDS (IDENTIFIED COST $579,418,849)	502,866,519
		COMMON STOCKS—0.1%
		Chemicals—0.1%
35,727	[2]	Hexion Holdings Corp.	339,406
Annual Shareholder Report

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Media Entertainment—0.0%
25,586	[2]	iHeartMedia, Inc.	$187,034
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,164,593)	526,440
		WARRANT—0.0%
		Media Entertainment—0.0%
5	[2]	iHeartCommunications, Inc., Warrants (IDENTIFIED COST $0)	32
		INVESTMENT COMPANY—3.8%
20,440,455		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.82%[4] (IDENTIFIED COST $20,448,458)	20,428,191
		TOTAL INVESTMENT IN SECURITIES—98.3% (IDENTIFIED COST $601,031,900)[5]	523,821,182
		OTHER ASSETS AND LIABILITIES - NET—1.7%[6]	9,228,833
		TOTAL NET ASSETS—100%	$533,050,015
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended March 31, 2020, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 3/31/2019	20,025,479
Purchases/Additions	157,771,599
Sales/Reductions	(157,356,623)
Balance of Shares Held 3/31/2020	20,440,455
Value	$20,428,191
Change in Unrealized Appreciation/Depreciation	$(19,003)
Net Realized Gain/(Loss)	$(3,915)
Dividend Income	$399,386
1	Subsequent to March 31, 2020, the issuer filed for Chapter 11 of the U.S. Bankruptcy Code.
2	Non-income-producing security.
3	Issuer in default.
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $601,588,580.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at March 31, 2020.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of March 31, 2020, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$502,866,519	$—	$502,866,519
Equity Securities:
Common Stocks
Domestic	526,440	—	—	526,440
Warrants	—	32	—	32
Investment Company	20,428,191	—	—	20,428,191
TOTAL SECURITIES	$20,954,631	$502,866,551	$—	$523,821,182
The following acronym is used throughout this portfolio:
MTN	—Medium Term Note
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.38	$7.39	$7.59	$7.06	$7.65
Income From Investment Operations:
Net investment income[1]	0.38	0.39	0.39	0.38	0.39
Net realized and unrealized gain (loss)	(0.82)	(0.00)[2]	(0.19)	0.53	(0.57)
TOTAL FROM INVESTMENT OPERATIONS	(0.44)	0.39	0.20	0.91	(0.18)
Less Distributions:
Distributions from net investment income	(0.40)	(0.40)	(0.40)	(0.38)	(0.41)
Redemption Fees	—	—	0.00[2]	0.00[2]	0.00[2]
Net Asset Value, End of Period	$6.54	$7.38	$7.39	$7.59	$7.06
Total Return[3]	(6.52)%	5.50%	2.63%	13.23%	(2.42)%
Ratios to Average Net Assets:
Net expenses	0.89%	0.89%	0.89%	1.14%	1.24%
Net investment income	5.14%	5.34%	5.16%	5.14%	5.34%
Expense waiver/reimbursement[4]	0.10%	0.10%	0.10%	0.04%	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$350,673	$418,481	$457,942	$626,760	$609,393
Portfolio turnover	26%	19%	23%	34%	23%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.36	$7.38	$7.58	$7.04	$7.64
Income From Investment Operations:
Net investment income[1]	0.32	0.33	0.33	0.32	0.33
Net realized and unrealized gain (loss)	(0.83)	(0.01)	(0.19)	0.55	(0.58)
TOTAL FROM INVESTMENT OPERATIONS	(0.51)	0.32	0.14	0.87	(0.25)
Less Distributions:
Distributions from net investment income	(0.33)	(0.34)	(0.34)	(0.33)	(0.35)
Redemption Fees	—	—	0.00[2]	0.00[2]	0.00[2]
Net Asset Value, End of Period	$6.52	$7.36	$7.38	$7.58	$7.04
Total Return[3]	(7.32)%	4.51%	1.78%	12.53%	(3.28)%
Ratios to Average Net Assets:
Net expenses	1.74%	1.73%	1.74%	1.92%	1.99%
Net investment income	4.29%	4.49%	4.30%	4.36%	4.58%
Expense waiver/reimbursement[4]	0.04%	0.04%	0.03%	0.03%	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$9,361	$15,682	$23,665	$34,013	$36,968
Portfolio turnover	26%	19%	23%	34%	23%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.36	$7.37	$7.57	$7.04	$7.64
Income From Investment Operations:
Net investment income[1]	0.32	0.33	0.33	0.32	0.33
Net realized and unrealized gain (loss)	(0.82)	(0.00)[2]	(0.19)	0.54	(0.58)
TOTAL FROM INVESTMENT OPERATIONS	(0.50)	0.33	0.14	0.86	(0.25)
Less Distributions:
Distributions from net investment income	(0.34)	(0.34)	(0.34)	(0.33)	(0.35)
Redemption Fees	—	—	0.00[2]	0.00[2]	0.00[2]
Net Asset Value, End of Period	$6.52	$7.36	$7.37	$7.57	$7.04
Total Return[3]	(7.30)%	4.66%	1.81%	12.40%	(3.28)%
Ratios to Average Net Assets:
Net expenses	1.71%	1.71%	1.70%	1.91%	1.99%
Net investment income	4.32%	4.50%	4.34%	4.37%	4.59%
Expense waiver/reimbursement[4]	0.04%	0.04%	0.03%	0.03%	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$51,588	$67,721	$119,868	$148,083	$149,649
Portfolio turnover	26%	19%	23%	34%	23%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended March 31,			Period Ended 3/31/2017[1]
	2020	2019	2018
Net Asset Value, Beginning of Period	$7.37	$7.39	$7.59	$7.55
Income From Investment Operations:
Net investment income[2]	0.40	0.41	0.41	0.07
Net realized and unrealized gain (loss)	(0.82)	(0.01)	(0.19)	0.03
TOTAL FROM INVESTMENT OPERATIONS	(0.42)	0.40	0.22	0.10
Less Distributions:
Distributions from net investment income	(0.41)	(0.42)	(0.42)	(0.06)
Redemption Fees	—	—	0.00[3]	—
Net Asset Value, End of Period	$6.54	$7.37	$7.39	$7.59
Total Return[4]	(6.15)%	5.62%	2.90%	1.37%
Ratios to Average Net Assets:
Net expenses	0.64%	0.64%	0.64%	0.64%[5]
Net investment income	5.38%	5.59%	5.35%	5.35%[5]
Expense waiver/reimbursement[6]	0.11%	0.12%	0.09%	0.10%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$74,375	$96,041	$53,084	$13,971
Portfolio turnover	26%	19%	23%	34%[7]
1	Reflects operations for the period from January 27, 2017 (date of initial investment) to March 31, 2017.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended March 31, 2017.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended March 31,			Period Ended 3/31/2017[1]
	2020	2019	2018
Net Asset Value, Beginning of Period	$7.38	$7.39	$7.60	$7.55
Income From Investment Operations:
Net investment income[2]	0.40	0.41	0.41	0.07
Net realized and unrealized gain (loss)	(0.82)	(0.00)[3]	(0.20)	0.04
TOTAL FROM INVESTMENT OPERATIONS	(0.42)	0.41	0.21	0.11
Less Distributions:
Distributions from net investment income	(0.42)	(0.42)	(0.42)	(0.06)
Redemption Fees	—	—	0.00[3]	—
Net Asset Value, End of Period	$6.54	$7.38	$7.39	$7.60
Total Return[4]	(6.27)%	5.78%	2.72%	1.46%
Ratios to Average Net Assets:
Net expenses	0.63%	0.63%	0.63%	0.63%[5]
Net investment income	5.40%	5.59%	5.33%	5.36%[5]
Expense waiver/reimbursement[6]	0.04%	0.04%	0.03%	0.06%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$47,053	$53,574	$54,262	$0[7]
Portfolio turnover	26%	19%	23%	34%[8]
1	Reflects operations for the period from January 27, 2017 (date of initial investment) to March 31, 2017.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than $1,000.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended March 31, 2017.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
March 31, 2020
Assets:
Investment in securities, at value including $20,428,191 of investment in an affiliated holding* (identified cost $601,031,900)		$523,821,182
Income receivable		10,065,938
Income receivable from an affiliated holding*		32,687
Receivable for investments sold		1,310,348
Receivable for shares sold		544,821
TOTAL ASSETS		535,774,976
Liabilities:
Payable for investments purchased	$1,913,062
Payable for shares redeemed	421,923
Payable for investment adviser fee (Note 5)	12,802
Payable for administrative fees (Note 5)	1,136
Payable for transfer agent fee	81,963
Payable for distribution services fee (Note 5)	40,485
Payable for other service fees (Notes 2 and 5)	133,762
Accrued expenses (Note 5)	119,828
TOTAL LIABILITIES		2,724,961
Net assets for 81,518,492 shares outstanding		$533,050,015
Net Assets Consist of:
Paid-in capital		$644,599,478
Total distributable earnings (loss)		(111,549,463)
TOTAL NET ASSETS		$533,050,015
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($350,672,705 ÷ 53,600,985 shares outstanding), $0.001 par value, 750,000,000 shares authorized	$6.54
Offering price per share (100/95.50 of $6.54)	$6.85
Redemption proceeds per share	$6.54
Class B Shares:
Net asset value per share ($9,361,134 ÷ 1,434,989 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$6.52
Offering price per share	$6.52
Redemption proceeds per share (94.50/100 of $6.52)	$6.16
Class C Shares:
Net asset value per share ($51,588,406 ÷ 7,909,017 shares outstanding), $0.001 par value, 400,000,000 shares authorized	$6.52
Offering price per share	$6.52
Redemption proceeds per share (99.00/100 of $6.52)	$6.45
Institutional Shares:
Net asset value per share ($74,374,844 ÷ 11,378,565 shares outstanding), $0.001 par value, 4,000,000,000 shares authorized	$6.54
Offering price per share	$6.54
Redemption proceeds per share	$6.54
Class R6 Shares:
Net asset value per share ($47,052,926 ÷ 7,194,936 shares outstanding), $0.001 par value, 4,000,000,000 shares authorized	$6.54
Offering price per share	$6.54
Redemption proceeds per share	$6.54
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended March 31, 2020
Investment Income:
Interest			$38,271,831
Dividends received from an affiliated holding*			399,386
TOTAL INCOME			38,671,217
Expenses:
Investment adviser fee (Note 5)		$3,206,537
Administrative fee (Note 5)		509,194
Custodian fees		33,576
Transfer agent fee (Note 2)		595,495
Directors'/Trustees' fees (Note 5)		11,080
Auditing fees		36,700
Legal fees		8,581
Portfolio accounting fees		179,817
Distribution services fee (Note 5)		564,305
Other service fees (Notes 2 and 5)		1,220,335
Share registration costs		99,712
Printing and postage		53,140
Taxes		300
Miscellaneous (Note 5)		39,718
TOTAL EXPENSES		6,558,490
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(270,737)
Reimbursement of other operating expenses (Notes 2 and 5)	(320,747)
TOTAL WAIVER AND REIMBURSEMENTS		(591,484)
Net expenses			5,967,006
Net investment income			32,704,211
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments (including net realized loss of $(3,915) on sales of investments in an affiliated holding*)			(1,078,603)
Net change in unrealized depreciation of investments (including net change in unrealized depreciation of $(19,003) on investments in an affiliated holding*)			(68,616,600)
Net realized and unrealized loss on investments			(69,695,203)
Change in net assets resulting from operations			$(36,990,992)
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended March 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$32,704,211	$34,939,309
Net realized gain (loss)	(1,078,603)	660,551
Net change in unrealized appreciation/depreciation	(68,616,600)	(1,453,231)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(36,990,992)	34,146,629
Distributions to Shareholders:
Class A Shares	(22,175,054)	(23,842,245)
Class B Shares	(599,381)	(897,885)
Class C Shares	(2,827,591)	(4,181,668)
Institutional Shares	(5,416,469)	(3,977,389)
Class R6 Shares	(3,182,641)	(3,077,539)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(34,201,136)	(35,976,726)
Share Transactions:
Proceeds from sale of shares	122,410,393	176,057,620
Net asset value of shares issued to shareholders in payment of distributions declared	31,676,279	32,996,630
Cost of shares redeemed	(201,343,840)	(264,546,086)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(47,257,168)	(55,491,836)
Change in net assets	(118,449,296)	(57,321,933)
Net Assets:
Beginning of period	651,499,311	708,821,244
End of period	$533,050,015	$651,499,311
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
March 31, 2020
1. ORGANIZATION
Federated High Income Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek high current income.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
Effective on or about June 29, 2020, the name of the Fund will change to Federated Hermes High Income Bond Fund, Inc.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “Directors”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
Annual Shareholder Report

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Effective January 1, 2019, the Fund is subject to Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased callable debt securities with non-contingent call features to the earliest call date. The Fund applied the standard on a retrospective basis, as allowed under the standard, beginning with the fiscal year ended March 31, 2019. The identified cost basis of the applicable securities at March 31, 2019 has been adjusted from $108,228,536 to $108,024,074. This change had no impact on total distributable earnings (loss) or the net asset value of the Fund. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $591,484 is disclosed in various locations in this Note 2 and Note 5. For the year ended March 31, 2020, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$406,442	$(258,082)
Class B Shares	16,707	—
Class C Shares	61,044	—
Institutional Shares	96,838	(62,665)
Class R6 Shares	14,464	—
TOTAL	$595,495	$(320,747)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended March 31, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,032,233
Class B Shares	32,977
Class C Shares	155,125
TOTAL	$1,220,335
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended March 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of March 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Annual Shareholder Report

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. Capital Stock
The following tables summarize share activity:
Year Ended March 31	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	6,730,182	$49,821,196	10,170,359	$74,466,812
Shares issued to shareholders in payment of distributions declared	2,722,144	20,108,109	2,932,303	21,402,692
Shares redeemed	(12,552,481)	(91,729,340)	(18,331,005)	(134,297,123)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(3,100,155)	$(21,800,035)	(5,228,343)	$(38,427,619)
Annual Shareholder Report

Year Ended March 31	2020		2019
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	28,306	$211,458	43,906	$318,444
Shares issued to shareholders in payment of distributions declared	77,629	572,224	114,890	837,257
Shares redeemed	(801,490)	(5,881,542)	(1,236,653)	(9,021,782)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(695,555)	$(5,097,860)	(1,077,857)	$(7,866,081)

Year Ended March 31	2020		2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,519,051	$11,207,661	860,559	$6,236,903
Shares issued to shareholders in payment of distributions declared	362,268	2,669,227	544,585	3,972,500
Shares redeemed	(3,174,898)	(23,211,247)	(8,457,626)	(61,996,112)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,293,579)	$(9,334,359)	(7,052,482)	$(51,786,709)

Year Ended March 31	2020		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	4,824,623	$35,628,668	10,395,016	$76,084,462
Shares issued to shareholders in payment of distributions declared	697,833	5,149,697	509,521	3,711,079
Shares redeemed	(7,167,363)	(52,077,178)	(5,065,864)	(36,843,289)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,644,907)	$(11,298,813)	5,838,673	$42,952,252

Year Ended March 31	2020		2019
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,473,823	$25,541,410	2,591,539	$18,950,999
Shares issued to shareholders in payment of distributions declared	430,485	3,177,022	421,350	3,073,102
Shares redeemed	(3,970,773)	(28,444,533)	(3,092,201)	(22,387,780)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(66,465)	$273,899	(79,312)	$(363,679)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(6,800,661)	$(47,257,168)	(7,599,321)	$(55,491,836)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income	$34,201,136	$35,976,726
Annual Shareholder Report

As of March 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,092,942
Net unrealized depreciation	$(77,767,398)
Capital loss carry forwards and deferrals	$(34,875,007)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt, wash sale loss deferrals and defaulted securities.
At March 31, 2020, the cost of investments for federal tax purposes was $601,588,580. The net unrealized depreciation of investments for federal tax purposes was $77,767,398. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $5,207,406 and net unrealized depreciation from investments for those securities having an excess of cost over value of $82,974,804.
As of March 31, 2020, the Fund had a capital loss carryforward of $34,875,007 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses, retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$—	$34,875,007	$34,875,007
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.50% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended March 31, 2020, the Adviser voluntarily waived $255,440 of its fee and voluntarily reimbursed $320,747 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended March 31, 2020, the Adviser reimbursed $15,297.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2020, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2020, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$98,931
Class C Shares	465,374
TOTAL	$564,305
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended March 31, 2020, FSC retained $146,811 of fees paid by the Fund.
Annual Shareholder Report

Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended March 31, 2020, FSC retained $61,109 in sales charges from the sale of Class A Shares. FSC also retained $2,031, $15,497 and $6,380 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended March 31, 2020, FSSC received $137,316 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective June 1, 2020, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.89%, 1.75%, 1.71%, 0.64% and 0.63% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) June 1, 2021; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Interfund Transactions
During the year ended March 31, 2020, the Fund engaged in purchase transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase transactions complied with Rule 17a-7 under the Act and amounted to $127,813.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended March 31, 2020, were as follows:
Purchases	$158,292,812
Sales	$209,073,325
Annual Shareholder Report

7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of March 31, 2020, the Fund had no outstanding loans. During the year ended March 31, 2020, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of March 31, 2020, there were no outstanding loans. During the year ended March 31, 2020, the program was not utilized.
9. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund's investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund's performance.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE SHAREHOLDERS and board of directors OF Federated High Income Bond Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated High Income Bond Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
May 22, 2020

Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 10/1/2019	Ending Account Value 3/31/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$902.70	$4.23
Class B Shares	$1,000	$898.70	$8.21
Class C Shares	$1,000	$898.80	$8.07
Institutional Shares	$1,000	$905.10	$3.05
Class R6 Shares	$1,000	$903.90	$3.00
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.55	$4.50
Class B Shares	$1,000	$1,016.35	$8.72
Class C Shares	$1,000	$1,016.50	$8.57
Institutional Shares	$1,000	$1,021.80	$3.23
Class R6 Shares	$1,000	$1,021.85	$3.18
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.89%
Class B Shares	1.73%
Class C Shares	1.70%
Institutional Shares	0.64%
Class R6 Shares	0.63%
Annual Shareholder Report

Board of Directors and Fund Officers
The Board of Directors is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Fund comprised one portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: July 1987	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Director Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court's Board of Continuing Judicial Education and the Supreme Court's Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated Hermes in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes' taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2019
Federated High Income Bond Fund, Inc. (the “Fund”)
At its meetings in May 2019, the Fund's Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Directors, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the
Annual Shareholder Report

adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investment Management Company (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Directors were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Directors encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Directors without management present, senior management of the Adviser also met with the Independent Directors and their counsel to discuss the materials presented and such additional matters as the Independent Directors deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due
Annual Shareholder Report

regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
Annual Shareholder Report

For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board
Annual Shareholder Report

as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
For the periods covered by the CCO Fee Evaluation Report, the Fund's performance for the five-year period was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the one-year and three-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or
Annual Shareholder Report

elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
In 2016, the Board approved a reduction of 25 basis points in the contractual advisory fee.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be
Annual Shareholder Report

viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated High Income Bond Fund, Inc.
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314195108
CUSIP 314195207
CUSIP 314195306
CUSIP 314195405
CUSIP 314195504
8042507 (5/20)
© 2020 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $36,700

Fiscal year ended 2019 - $36,700

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2020 - $179,917

Fiscal year ended 2019 - $998,225

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firm, Ernst & Young LLP (“EY”), has the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In its required communications to the Audit Committee of the registrant’s Board, EY informed the Audit Committee that EY and/or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Hermes, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Hermes Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On June 18, 2019, the SEC adopted amendments (effective October 3, 2019) to the Loan Rule, which, refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Hermes Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated High Income Bond Fund, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date May 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date May 22, 2020

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date May 22, 2020